SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                Date of Report (Date of Earliest Event Reported):

                                 October 1, 1998

                        Modis Professional Services, Inc.
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Florida                        0-24484                   59-3116655
- ------------------------      ------------------------       -----------------
(State of Incorporation)      (Commission file number)         (IRS Employer
                                                             Identification No.)

                   1 Independent Drive, Jacksonville, FL 32202
           ----------------------------------------------------------
           (Address of principal executive office including zip code)

                                 (904) 360-2000
                         -------------------------------
                         (Registrant's telephone number)


Item 2.  Acquisition or Disposition of Assets

     On October 1, 1998, Modis Professional Services, Inc., formerly AccuStaff Incorporated (the "Company"), completed the sale of its commercial staffing business for $850 million in cash to Randstad US, L.P., the U.S. operating company of Randstad Holding nv, an international staffing company based in The Netherlands.

     The after-tax cash proceeds will be used to pay-off borrowings, for future acquisitions and for other general corporate purposes.

     The foregoing description of the sale to Randstad U.S., L.P., is not intended to be complete and is qualified in its entirety by reference to the acquisition agreement among Randstad Holding nv, Randstad US, L.P., and the Company, which is filed as Exhibit 2 hereto and is hereby incorporated by reference herein.

     Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

Item 5.  Other Events

     The Company changed its name to Modis Professional Services, Inc. on October 1, 1998. In addition, on October 1, 1998, the Company changed its trading symbol on the New York Stock Exchange from "ASI" to "MPS".

     The Company also announced on October 1, 1998 that it will issue a Notice of Redemption to the holders of the Company's 7% Convertible Senior Notes due 2002 (the "Notes"). The Company will redeem the Notes at a redemption price equal to 104% of their principal amount (the "Redemption Price"). The Redemption Price will become due and payable on November 1, 1998, and interest on the Notes will cease to accrue on and after November 1, 1998. The Notes' November 1, 1998 interest payment will be made in the usual manner.

The Notes are convertible into shares of the Company's common stock. The right to convert Notes called for Redemption will terminate at the close of business on October 30, 1998. If the Conversion Privilege is exercised, the holder of a Note will receive the number of shares of the Company's common stock that results from dividing the principal amount of the Notes to be converted by the current conversion price of $11.35 per share. The Company may, at its discretion, from time to time, buy the convertible senior notes in the open market or privately negotiated transactions through November 1, 1998.

     As of September 30, 1998, the Company had $86,250,000 in principal amount of Notes outstanding. The Notes were originally issued by Career Horizons, Inc., before such Company was acquired and became a subsidiary of the Company.

     Reference is made to the press release filed as Exhibit 99.2 hereto. The information set forth in Exhibit 99.2 is hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits

        (a)  Financial Statements of businesses acquired.

               Not applicable

        (b)  Pro Forma financial information.

             Introduction.

             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

             Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year ended December 31, 1997.

             Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months ended June 30, 1998.

             Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.


Introduction

The following unaudited pro forma condensed consolidated Balance Sheet as of June 30, 1998 Income Statements and for the year ended December 31, 1997 and the six months ended June 30, 1998 give effect to: (i) the sale of the Company's commercial businesses; (ii) the sale of the Company's health care businesses; and (iii) the repayment of the Company's outstanding revolving credit facility balance as if those events had occurred on January 1, 1997 with respect to the year ended December 31, 1997 unaudited pro forma condensed consolidated statements of income and January 1, 1998 for the unaudited pro forma balance sheet as of June 30, 1998 and the unaudited pro form condensed consolidated statement of income for the six months ended June 30, 1998. The unaudited pro forma condensed consolidated financial statements presented herein do not purport to represent what the Company's actual results of operations would have been had the transactions described above occurred on those dates or to project the Company's results of operations for any future period.

Modis Professional Services Incorporated and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
(dollar amounts in thousands except per share amounts)


                                            (1)
                                        Historical           (2)              (3)
                                         June 30,        Commercial          Other            Pro
                                           1998          Businesses       Adjustments        Forma
                                      ---------------- ---------------- --------------- ----------------

               Assets
Current assets:
   Cash and cash equivalents                   29,247          (40,000)        441,000          430,247
   Accounts receivable, net                   481,102         (167,661)              -          313,441
   Due from associated offices                 43,557          (43,557)              -                -
   Prepaid expenses                            28,474           (4,866)              -           23,608
   Deferred income taxes                       12,924           (6,446)              -            6,478
   Other                                       17,216                -               -           17,216
   Assets sold                                      -          393,031        (393,031)               -
                                      ---------------- ---------------- --------------- ----------------

      Total current assets                    612,520          130,501          47,969          790,990

Furniture, equipment and leasehold
   improvements, net                           58,164          (22,200)              -           35,964
Goodwill, net                                 987,326         (215,285)              -          772,041
Other assets                                   33,495          (10,323)              -           23,172
                                      ---------------- ---------------- --------------- ----------------
      Total assets                          1,691,505         (117,307)         47,969        1,622,167
                                      ================ ================ =============== ================
Liabilities and Stockholders' Equity

Current liabilities:
   Notes payable                                34,017          (14,938)              -          19,079
   Accounts payable and accrued
     expenses                                  121,863          (42,184)        265,000         344,679
   Accrued payroll and related taxes            94,523          (47,829)              -          46,694
                                      ---------------- ---------------- --------------- ----------------

      Total current liabilities                250,403         (104,951)        280,000         410,452

Convertible debt                                86,250                -               -          86,250
Notes payable and revolviing credit
   facility                                    419,911           (8,231)       (409,000)          2,680
Other                                           13,590           (4,125)               -          9,465

                                      ---------------- ---------------- --------------- ----------------
      Total liabilities                        770,154         (117,307)       (129,000)        523,847
                                      ---------------- ---------------- --------------- ----------------

                                      ---------------- ---------------- --------------- ----------------
      Stockholders' equity                     921,351               -          191,969       1,113,320
                                      ---------------- ---------------- --------------- ----------------
         stockholders' equity                1,691,505         (117,307)         47,969       1,622,167
                                      ================ ================ =============== ================

   Modis Professional Services Incorporated and Subsidiaries
   Unaudited Pro Forma Condensed Consolidated Statements of Income (dollar amounts in thousands except per share amounts)

                                             (4)                                            (7)
                                          Historical         (5)             (6)           Other
                                         December 31,     Commercial       Health        Pro Forma         Pro
                                             1997         Businesses        Care        Adjustments       Forma
                                        --------------- --------------- -------------- -------------- ---------------
Revenue                                 $    2,424,826   $ (1,131,241)   $  (129,461)    $         -   $   1,164,124
Cost of revenue                              1,811,098       (884,593)       (90,896)              -         835,609
                                        --------------- --------------- -------------- -------------- ---------------
   Gross Profit                                613,728       (246,648)       (38,565)              -         328,515
                                        --------------- --------------- -------------- -------------- ---------------
Operating expenses:
   General and administrative                  362,010       (156,239)       (16,500)              -         189,271
   Depreciation and amortization                36,059        (12,301)        (1,302)              -          22,456
   Remittance to franchisees                    24,095         (7,820)       (16,275)              -               -
   Merger related costs                          5,000         (5,000)              -              -               -
                                        --------------- --------------- -------------- -------------- ---------------
      Total operating expenses                 427,164       (181,360)       (34,077)              -         211,727
                                        --------------- --------------- -------------- -------------- ---------------
         Income from operations                186,564        (65,288)        (4,488)              -         116,788
                                        --------------- --------------- -------------- -------------- ---------------
   Interest (expense), income, net             (18,989)          3,661             713         18,820           4,205
                                        --------------- --------------- -------------- -------------- ---------------
Income from continuing operations
   before provision for income taxes           167,575        (61,627)        (3,775)         18,820         120,993
Provision for income taxes                      65,542        (25,304)        (1,435)          7,058          45,861
                                        =============== =============== ============== ============== ===============
Income from continuing operations        $     102,033    $   (36,323)   $    (2,340)    $    11,762     $    75,132
                                        =============== =============== ============== ============== ===============
Basic Income per common share
   from continuing operations            $        1.00                                                   $      0.74
                                        ===============                                               ===============
Average common shares outstanding,
   basic                                       101,914                                                       101,914
                                        ===============                                               ===============
   from continuing operations            $        0.93                                                   $      0.70
                                        ===============                                               ===============
Average common shares outstanding.
   dilutive                                    113,109                                                       113,109
                                        ===============                                               ===============





                                             (8)
                                          Historical
                                          Six months                                       (11)
                                            Ended             (9)           (10)           Other
                                           June 30,       Commercial       Health        Pro Forma         Pro
                                             1998         Businesses        Care        Adjustments       Forma
                                        --------------- --------------- -------------- -------------- ---------------
Revenue                                 $    1,447,929   $   (595,549)  $    (35,975)  $               $     816,405
Cost of revenue                              1,076,012       (462,719)       (24,643)              -         588,650
                                        --------------- --------------- -------------- -------------- ---------------
   Gross Profit                                371,917       (132,830)       (11,332)              -         227,755
                                        --------------- --------------- -------------- -------------- ---------------
Operating expenses:
   General and administrative                  213,145        (83,836)        (5,138)              -         124,171
   Depreciation and amortization                23,488         (6,953)          (256)              -          16,279
   Remittance to franchisees                     8,334         (3,547)        (4,787)              -               -
   Merger related                                9,800              -              -               -           9,800
                                        --------------- --------------- -------------- -------------- ---------------
      Total operating expenses                 254,767        (94,336)       (10,181)              -         150,250
                                        --------------- --------------- -------------- -------------- ---------------
         Income from operations                117,150        (38,494)        (1,151)              -          77,505
                                        --------------- --------------- -------------- -------------- ---------------
   Interest (expense), income, net             (13,203)          2,509           154          10,081            (459)
                                        --------------- --------------- -------------- -------------- ---------------
Income from continuing operations
   before provision for income taxes           103,947        (35,985)          (997)         10,081          77,046
Provision for income taxes                      44,817        (13,495)          (374)          3,780          34,728
                                        --------------- --------------- -------------- -------------- ---------------
Income from continuing operations        $      59,130   $    (22,490)  $       (623)  $       6,301   $      42,318
                                        =============== =============== ============== ============== ===============
Basic income per common share
   from continuing operations            $        0.54                                                 $        0.39
                                        ===============                                               ===============
Average common shares outstanding,
      basic                                    109,701                                                       109,701
                                        ===============                                               ===============
Diluted income per common share from
   continuing operations                 $        0.50                                                 $        0.36
                                        ===============                                               ===============
Average common shares outstanding,
      dilutive                                 121,115                                                       121,115
                                        ===============                                               ===============




See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Modis Professional Services Incorporated and Subsidiaries
Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements (dollar amounts in thousands except per share amounts)



(1) Represents the Company's historical balance sheet contained in the Company's Quarterly Report on Form 10 Q for the period ended June 30, 1998.

(2) Represents the elimination of the assets and liabilities of the sold commercial businesses as if these operations had been discontinued and disposed of on June 30, 1998.

(3) Represents the sale of the Company's commercial businesses, including: (i) the estimated gross gain on the sale of approximately $450,000, net of taxes of approximately $210,000; (ii) the complete repayment of the Company's outstanding revolving credit facility of $409,000; (iii) the recording of the tax liability related to the gain on the sale of approximately $210,000; (iv) the accrual of transaction related expenses and other commercial division related assets which are not being transferred as part of the sale of $55,000; and (v) the recording of the pre-tax net cash proceeds of approximately $441,000.

(4) Represents the Company's historical income statement contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

(5) Represents the elimination of the results of operations of the Company's commercial businesses as if such operations had been sold as of January 1, 1997.

(6) Represents the elimination of the results of operations of the Company's health care businesses as if such operations had been sold as of January 1, 1997.

(7) Reflects pro forma interest income on the net cash received of approximately $195,000, resulting from the proceeds of the sale, less the paydown of the Company's credit facility, less the payment of the resulting tax liability and related cash transaction costs after the elimination of previously recorded interest expense related to the paydown of the Company's credit facility of $409,000 net of income taxes at a 38.0% effective tax rate, as if the sale of the Company's commercial businesses had occurred on January 1, 1997, assuming the Company's current investment rate of 5.25%.

(8) Represents the Company's historical results of operations for the related period as reported in the Company's Quarterly Report on Form 10 Q for the period ended June 30, 1998.

(9) Represents the elimination of the results of operations of the Company's commercial businesses as if such operations had been sold as of January 1, 1998.

(10) Represents the elimination of the results of operations of the Company's health care businesses as if such businesses had been sold as of January 1, 1998.

(11) Reflects interest income on the net cash received of $195,000, resulting from the proceeds of the sale, less the paydown of the Company's credit facility, less the payment of the resulting tax liability and related cash transaction costs after the elimination of previously recorded interest expense related to the paydown of the Company's credit facility of $409,000 net of income taxes at a 37.5% effective tax rate, as if the sale of the Company's commercial businesses had occurred on January 1, 1998, assuming the Company's current investment rate of 5.25%.




        (c)  Exhibits

        (2) Acquisition Agreement dated as of August 27, 1998 among Randstad Holding nv, Randstad US, L.P. and AccuStaff Incorporated and as amended as of September 3, 1998 and September 11, 1998.

     (99.1) Modis Professional Services, Inc. Press Release issued October 1, 1998.

     (99.2) Modis Professional Services, Inc. Press Release issued October 1, 1998.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Modis Professional Services, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 15, 1998

                                         MODIS PROFESSIONAL SERVICES, INC.


                                         By: /s/ Robert P. Crouch
                                             -----------------------------
                                         Name:  Robert P. Crouch
                                         Title: Vice President and Cheif
                                                Accounting Officer